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                                                                   EXHIBIT 10.76


                 CONFIRMATION FOR U.S. DOLLAR TOTAL RETURN SWAP
               TRANSACTION TO BE SUBJECT TO 1992 MASTER AGREEMENT



To:       Mariner Post-Acute Network, Inc. ("Party B")
          Suite 1500, One Ravinia Drive
          Atlanta, GA 30346
          Attn: Boyd P. Gentry, Treasurer
          Fax:  (678) 443-6874
          Phone:  (678) 443-6872

FROM:     NationsBank, N.A.  ("Party A")
          233 S. Wacker Drive
          Chicago, Illinois  60606
          ATTN:  Rick Briggs/Dan Caldwell

Date: September 21, 1998

Our Reference No. __________


          The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below (the "Swap Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the Master Agreement specified below.

          1. The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc. (the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this
Confirmation, this Confirmation will govern.   Each party represents and
warrants to the other that (i) it is duly authorized to enter into this Swap Transaction and to perform its obligations hereunder, (ii) the Swap Transaction and the performance of its obligations hereunder do not violate any material obligation of such party, and (iii) the person executing this Confirmation is duly authorized to execute and deliver it.

          2. This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement between Party B (formerly known as Paragon Health Network, Inc.) and Party A, dated as of October 31, 1997 (the "Agreement").
This Confirmation shall supplement, form part of, and be subject to that Agreement, and all provisions contained or incorporated by reference in the Agreement shall govern this Confirmation except as expressly modified below.

          3. The terms of the Swap Transaction to which this Confirmation relates are as follows:

          Calculation Agent:    Party A

          Notional Amount:      USD 40,661,000, subject to the Prepayment,
                                Voluntary Early Termination and Current
                                Notional Amount provisions below.

          Trade Date:           September 21, 1998

          Effective Date:       September 21, 1998

          Reference Asset:      9.500%  Mariner Health Group, Inc.
                                (the "Obligor") Senior Subordinated
                                Notes due 2006 (the "Notes").

          Initial Price:        101%

          Termination Date:     The earlier of (i) April 5, 1999, (ii) the date
                                on which the Party A Notional Amount is reduced to zero and (iii) the day on which the USD
                                990,000,000 Mariner Post-Acute Network, Inc.
                                Credit Agreement dated as of November 4, 1997, as

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                                amended (the "MPN Credit Agreement"), is
                                amended, modified, renewed, refinanced or replaced in order to refinance the USD 460,000,000 Mariner Health Group, Inc. Revolving Credit Facility dated as of May 18, 1994, as amended (the "Mariner Credit Agreement"), unless designated sooner pursuant to the Early Termination provisions below.


     A. PAYMENTS BY PARTY A:

          Party A First Payment Amount
          ----------------------------

          Party A Notional
          Amount:               The Notional Amount.

          Party A First
          Payment Amount:       Any interest and fees, if any, actually
                                received by Party A in respect of the Party
                                A Notional Amount of the Reference Asset for the relevant Calculation Period.

          Party A First
          Payment Amount
          Payment Dates:        Two Business Days after Party A's receipt of the
                                Party A First Payment Amount (if any),
                                commencing on the first such date to occur after the Effective Date, and ending on the Termination Date subject to adjustment in accordance with the Modified Following Business
                                Day Convention.

          Party A First Payment
          Amount Business Days: New York


          Party A Second Payment Amount
          -----------------------------

          Party A Second
          Payment Amount:       Capital Appreciation (as defined
                                below), if  any.

          Party A Second
          Payment Amount
          Payment Date:         The Termination Date


     B. PAYMENTS BY PARTY B:


          Party B First Payment Amount
          ----------------------------

          Party B First Payment
          Notional Amount:      Notional Amount x Initial Price

          Party B First Payment
          Amount Payment Dates: Two Business Days following each Period End Date and, with respect to the Period End Date ending on the Termination Date, the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention.


          Period End Dates      October 1, 1998, April 1, 1999 and the
                                Termination Date.

          Party B First Payment
          Amount Business Days: New York, London

          Party B First Payment
          Day Count Fraction:   Actual/360

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          Floating Rate Option: USD-LIBOR-BBA

          Designated Maturity:  One Month

          Spread: Initially plus 2.250%, subject to any corresponding adjustment with respect to the applicable margin for borrowing under the MPN Credit Agreement.

          Reset Date:           The first Business Day of each month

          Initial Rate:         7.875%

          Averaging:            Inapplicable

          Compounding:          Applicable

          Rounding Factor:      One-Hundred-Thousandth of One Percent


          Party B Second Payment Amount
          -----------------------------

          Party B Second
          Payment Amount:       Capital Depreciation (as defined
                                below), if any.

          Party B Second
          Payment Amount
          Payment Date:         The Termination Date


4. CAPITAL APPRECIATION/
   CAPITAL DEPRECIATION:        Capital Appreciation/Capital Depreciation is
                                defined by the following formula:

                                US Dollar Market Value - Current Notional Amount

                                where,

                                The US Dollar Market Value is the U.S. Dollar amount of the Reference Asset as determined immediately below (unless otherwise specified herein), and

                                Current Notional Amount will be the Party B
                                First Payment Notional Amount.

                                If such amount is positive, such amount is the "Capital Appreciation" and if such amount is negative, the absolute value of such amount is the "Capital Depreciation."

                    Unless otherwise specified herein, the US Dollar Market Value of the Reference Asset shall mean one of the following as the context requires at the Calculation Agent's discretion:

                    (a) the price for the Reference Asset, expressed as a percentage, as determined by the Calculation Agent in a commercially reasonable manner as of 5:00 p.m. New York City time on the third New York Business Day prior to the Termination Date based on the weighted average sale price of the Reference Asset;

                    (b) the Calculation Agent or its designee shall offer the Reference Asset for sale to Reference Investors (as defined below) no later than 12:00 noon, New York Time, four New York Business Days before the Termination Date. Firm Bids (as defined below) to purchase the Reference Asset will be due to the Calculation Agent or its designee no later than 12:00 noon, New York time, three New York Business Days before the Termination Date. A "Firm Bid" shall be a bid for value on the Termination Date to purchase all of the Reference Asset; such bids shall include accrued interest, if any, and shall be net of all taxes, duties, customary fees or commissions. The weighted average of the highest bid or bids for the Reference Asset shall be the "US Dollar Market Value" of the Reference Asset. The US Dollar Market Value shall be deemed

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                    to be zero for purposes of calculating Capital
                    Appreciation/Capital Depreciation for the Reference Asset if no such "Firm Bid" is provided; or,

                    (c) the latest "bid" price for the Reference Asset as of any date and time selected by the Calculation Agent, as determined by the Calculation Agent in a commercially reasonable manner and taking into account (without limitation) the current bid price(s) for other debt of comparable term, structure and credit quality as the Reference Asset including, but not limited to, the Mariner Post-Acute Network, Inc. 9 1/2 % Senior Subordinated Notes due 2007.

                    The Reference Investors will be high yield bond investors or dealers, mutually acceptable to both Party A and Party B, selected to bid on the Reference Asset. Party A and Party B, or their designees acceptable to both Party A and Party B, may submit bids.


5. PREPAYMENT:      (1)  Should the Obligor elect to redeem the Notes in full, for purposes of determining the Capital Appreciation or Capital Depreciation on the Termination Date, US Dollar
                         Market Value shall be equal to the actual amount paid by the Obligor to holders of the Notes in a principal amount equal to the principal amount of the Reference
                         Asset and the date of such redemption shall be deemed to be the Termination Date (if such redemption occurs on a date other than the scheduled Termination Date).

                    (2) Should Party B commence a Voluntary Early Termination during any period in which the Obligor or Party B is undertaking a tender offer for the Notes, then for purposes of determining the Capital Appreciation or Capital Depreciation for the Relevant Calculation Period, US Dollar Market Value shall be equal to the tender price of the Notes, and the Termination Date shall be deemed to be the settlement date of the tender offer of the Notes. If the tender offer is not consummated, such Voluntary Early Termination by Party B shall not be effective.


6. FORMULA AMOUNT:       In the event that all or any portion of this
                         Transaction is terminated prior to April 5, 1999, then in addition to any other payments due on the new
                         Termination Date, which shall include (as the case may be) Capital Appreciation/Depreciation and any applicable Fixed/Floating Amounts accruing up to but excluding the new Termination Date, one Party shall pay to the other Party the following:


                                  (L1 - L2) * D1 * Current Notional Amount
                         ------------------------------------------------------
                                                 360

                         Where:

                         L1 = the Party B First Payment Floating Rate applicable
                              on the new Termination Date (excluding the Spread).

                         L2 = USD-LIBOR-BBA, with the Designated Maturity equal
                              to D1 (as defined below) and the new Termination Date as the Reset Date. If there is no such Designated Maturity, Linear Interpolation of the next shorter and next longer published Designated Maturities of USD-LIBOR-BBA (whichever is closer to the Reset Date) shall be used.

                         D1 = the actual number of days remaining in the
                              Calculation Period, from and including the new Termination Date, up to but excluding the next Reset Date.

                              If such amount calculated from the above formula
                         (the "Formula Amount") is a positive amount, Party B shall pay Party A this amount on the Termination Date. If such Formula Amount is a negative amount, Party A shall pay Party B the absolute value of this amount on the Termination Date.

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7. PARTY A VOLUNTARY
   EARLY TERMINATION:    Party A has the right to change the Termination Date of
                         this Swap Transaction to any New York Business Day from the Effective Date up to but excluding the scheduled
                         Termination Date upon the occurrence of a Credit Event
                         (as defined below), provided that Party A has furnished notice to Party B by 1:00 p.m. New York time on any New
                         York Business Day within the first thirty (30) New York
                         Business Days after the occurrence of such Credit
                         Event, provided further that Party A has delivered such notice to Party B at least three New York Business Days prior to the date selected by Party A as the new
                         Termination Date, and provided further still that no such notices or notice periods shall apply if Party B shall be a Defaulting Party under the Agreement.

                         "Credit Event" means the occurrence or existence of any of the following events:

                         (1) the Obligor shall fail to make any payment due under the Notes;

                         (2)  any event of default under the MPN Credit
                         Agreement;

                         (3) any event of default under the Mariner Credit Agreement; provided, however, that the event of default shall have occurred and be continuing for a period of at least thirty (30) days; or

                         (4) an Event of Default under the Agreement occurs with respect to Party B, except that Section 5(a)(vi) of the Agreement shall not apply to this Transaction.

8. PARTY B VOLUNTARY
   EARLY TERMINATION:    Party B shall have the right to change the Termination
                         Date of this Swap Transaction to any New York Business
                         Day from the Effective Date up to but excluding the scheduled Termination Date, by providing notice five
                         New York Business Days in advance to Party A by 1:00 p.m. New York time. If the Swap Transaction is terminated early, in addition to any other payments due on the new Termination Date, which shall include (as the case may be) Capital Appreciation/Depreciation and any applicable Fixed/Floating Amounts accruing up to but excluding the new Termination Date, one Party shall pay to the other Party the Formula Amount.


9.    OTHER PROVISIONS:

     Security Mariner Health Group, Inc. and the other guarantors under the Mariner Credit Agreement shall guarantee the obligations of Party B under this Agreement pursuant to a Guaranty dated as of September 21, 1998, subject to the limitations set forth in such Guaranty.

     Assignment:                    This Swap Transaction may be assigned only
                                    with prior written consent.
     Legal and Out-of-Pocket
     Expenses:                      For each party's own account.

     Governing Law:                 The Laws of the State of New York (without
                                    reference to the conflicts of laws
                                    principles thereof).

     Recording of Conversations:    Each party to this Swap Agreement
                                    acknowledges and agrees to the tape or
                                    electronic recording of conversations
                                    between the parties to this Agreement
                                    whether by one or other or both of the
                                    parties, and that any such recordings may be submitted in evidence in any action or proceeding relating to the Agreement or any Transaction.

     Relationship Between Parties:  In connection with this Confirmation, the
                                    Transaction to which this Confirmation
                                    relates and any other documentation

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                                    relating to the Agreement, each party to
                                    this Confirmation represents and
                                    acknowledges to the other party that:

                                    (i)  it is not relying on any advice,
                                    statements or recommendations (whether
                                    written or oral) of the other party
                                    regarding the Transaction, other than the written representations expressly made by that other party in the Agreement and in this Confirmation in respect of the Transaction; and

                                    (ii)   in respect of the Transaction under
                                    the Agreement,

                                    (a)    it has the capacity to evaluate
                                (internally or through independent professional advice) the Transaction (including decisions regarding the appropriateness or suitability of the Transaction) and has made its own decision to enter into the Transaction:


                                    (b)    it understands the terms, conditions
                                and risks of the transaction and is willing to accept those terms and conditions to assume (financially and otherwise) those risks;


                                    (c)    it is entering into the transaction
                                as principal and not as an agent for any other party and the power to vote or dispose of any Notes held by Party A shall at all times within the sole control of Party A; and

                                    (d)    it acknowledges and agrees that the
                                other party is not acting as a fiduciary or advisor to it in connection with the Transaction.

Payment to NationsBank:             Payment to Mariner Post-Acute Network, Inc.:
                                    (f/k/a Paragon Health Network, Inc.)
     NATIONSBANK N.A.,              Chase Bank of Texas
     CHARLOTTE                      ABA #113000609
     ABA 053000196                  Acct: 00100235234
     ACCT: 10852016511              Ref: MRNR Bond Swap
     ATTN: CREDIT DERIVATIVE OPS

     Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by responding with three (3) Business Days by either returning this revised Confirmation in person or via telecopier to the attention of Swap Operations, Fax No.(312) 234-3160; Telephone No. (312) 234-2934.
Failure to respond within such period shall not affect the validity or enforceability or of this Swap Transaction, and shall be deemed to be an affirmation of the terms and conditions contained herein, absent manifest error.


                                         Yours Sincerely,


                                         NATIONSBANK, N.A.



                                         By:
                                            ------------------------------
                                                          , Vice President
                                            --------------
                                            Authorized Signatory

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Confirmed as of the date
first written above:

MARINER POST-ACUTE NETWORK, INC.


By:
   ----------------------------
Name:
     --------------------------
Title:
      -------------------------
   Authorized Signatory

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